Software	12 Months Ended
Dec. 31, 2023
Business Combination, Asset Acquisition, and Joint Venture Formation [Abstract]
Software

Note 4. Software

On June 30, 2022, the Company entered into an acquisition agreement with Metalanguage Corp. Per the acquisition agreement, the Company acquired all the shares of Metalanguage Corp. Per the acquisition agreement, the purchase price is comprised of $210,000 cash, 1,363,636 shares of Series B-1 convertible preferred shares and the right to receive contingent consideration in the form of equity. The contingent consideration for the acquisition is comprised of 1,363,637 shares of Series B-1 convertible preferred stock, which shall be held in escrow and will be issued upon the Company achieving sales of $5 million within 12 consecutive months prior to December 31, 2027. The day one contingent liability is $0 since the probability of achieving $5 million in sales within twelve consecutive months is low but will be re-evaluated in future periods.

The total purchase price for the acquisition was determined to be $1,175,427 which consisted of $210,000 cash paid and 1,363,636 shares of Series B-1 convertible preferred stock valued at the redemption value of $0.70798 per share with a fair value of $965,427. The Company concluded the purchase of a single set of assets qualified as an asset acquisition and all such acquisition costs have been capitalized as software on the balance sheet. The Company estimated the useful life of the software acquired and purchased to be 3 years. During the years ended December 31, 2023 and 2022, the Company recorded $391,809 and $97,952 of amortization expense related to the software, respectively. During the year ended December 31, 2023, the Company evaluated the software for impairment and recorded an impairment expense of $685,666.As of December 31, 2023 and 2022, the software balance, net of amortization was $0 and $1,077,475, respectively.